                                           NATIONS BALANCED TARGET
                                             MATURITY FUND, INC.



                                                    S E M I
                                                  A N N U A L
                                                  R E P O R T

                                    For the Period Ended September 30, 1995



                                                                        Nations
                                                                       Balanced
                                                                         Target
                                                                  Maturity Fund

------------------------------------------------------------------------------------
|                        |                                                         |
|           NOT          |                       MAY LOSE VALUE                    |
|           FDIC -       |                                                         |
|           INSURED      |                       NO BANK GUARANTEE                 |
------------------------------------------------------------------------------------

Nations Fund Distributor: Stephens Inc. Stephens Inc., which is not affiliated with NationsBank, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC.
Stephens Inc., member NYSE-SIPC.
Nations Fund Investment Adviser: NationsBank. NationsBank is the Investment Adviser and Administrator to the Fund, for which it is compensated.

NATIONS BALANCED TARGET MATURITY FUND, INC.

DEAR SHAREHOLDER:

     We are pleased to provide you with this semiannual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the six-month period ended September 30, 1995.

INVESTMENT OBJECTIVE

     The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified management investment company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all dividends, the objective remains to return at least the principal investment on September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

     The Company continued to pursue its long-term objective over this six-month period by continuing to invest a portion of its assets in Zero Coupon U.S. Treasury Obligations and the balance of assets in equities.

     For the six-month period ended September 30, 1995, the Company distributed $0.21 of ordinary income per share to its shareholders. As of September 30, 1995, 51.6% of the Company's portfolio was invested in Zero Coupon U.S. Treasury Obligations, and 45.0% was invested in common stocks, with the remaining 3.4% in repurchase agreements. A breakdown of portfolio holdings by asset type follows.

                  PORTFOLIO BREAKDOWN AS OF SEPTEMBER 30, 1995


                                 [PIE CHART]


INVESTMENT PHILOSOPHY

     The equity portion of the Company is invested under the philosophy that value may be represented in all sectors of the market and that by investing in those companies that the Company's investment adviser believes represent the best value in each sector, the Company can seek to deliver above-average performance with below-average risk over a market cycle. Consequently, the portfolio is broadly diversified across many economic sectors, although certain sectors may be modestly over- or underweighted relative to the S&P 500 from time to time.

     The emphasis in stock selection will continue to be on "bottom up" analysis of individual company fundamentals. When evaluating specific equity investment alternatives, the key investment criteria include a low price-to-earnings ratio, strong financial quality and a catalyst for improved price performance. Catalysts for improved performance typically come in the way of improving earnings estimates, changes in management, new product developments or corporate restructurings.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

     Over the past six months, the Federal Reserve Board has been modestly reducing interest rates based on slowing economic growth and relatively low levels of inflation. This decline in interest rates proved favorable for both the equity and fixed income portions of the portfolio and served to enhance Company performance over the period.

     The Company reduced its exposure to the economically sensitive sectors of the market over the past six months as valuations became less compelling. The Company's cyclical stocks, including holdings in automobile manufacturers and machinery companies, outperformed the S&P 500 earlier in the year as interest rates declined. The combination of price appreciation and reduced expectations for earnings due to slowing economic growth prompted the Company's investment adviser to reduce the Company's holdings in these areas. The proceeds of these sales were used to increase the Company's positions in the traditionally more defensive sectors of the market, including energy and electric utilities. The Company's investment adviser believes that these sectors presently offer attractive valuations, above average dividend yields and the prospects for improving long-term earnings growth.

     The energy sector should benefit from internal restructuring steps such as reduction of costs and consolidation of operations. The electric utility industry is undergoing regulatory changes that should boost the long-term earnings prospects of the more favorably positioned companies. The Company remains overweighted in the defense sector based on attractive market valuations and the prospects for further earnings gains from the redeployment of excess cash flow.

     In closing, we believe that the Company remains on track as it seeks to meet its objectives. We are pleased to have this opportunity to discuss the economic conditions that have had an impact on the Company's performance and to share our investment strategy and outlook for the near term. Thank you for choosing Nations Balanced Target Maturity Fund, Inc. to pursue your investment goals.

Sincerely,

[LOGO Mark H. Williamson]

Mark H. Williamson
President

September 30, 1995

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                        SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------
COMMON STOCKS -- 45.2%
             AEROSPACE AND DEFENSE -- 1.9%
     5,700   Lockheed Martin Corporation.........................................  $  382,613
     3,400   Raytheon Company....................................................     289,000
     8,800   Rockwell International Corporation..................................     415,800
                                                                                   ----------
                                                                                    1,087,413
                                                                                   ----------
             AUTOMOBILE -- 0.3%
     6,100   Ford Motor Company..................................................     189,862
                                                                                   ----------
             AUTOMOTIVE ACCESSORIES -- 1.7%
     3,800   Eaton Corporation...................................................     201,400
     3,600   Echlin Inc. ........................................................     128,700
     7,200   Genuine Parts Company...............................................     288,900
     8,600   Goodyear Tire & Rubber Company......................................     338,625
                                                                                   ----------
                                                                                      957,625
                                                                                   ----------
             BEVERAGES -- 1.4%
     6,900   Anheuser-Busch Companies, Inc. .....................................     430,388
     6,800   PepsiCo Inc. .......................................................     346,800
                                                                                   ----------
                                                                                      777,188
                                                                                   ----------
             BUSINESS EQUIPMENT -- 1.8%
     9,100   AMP Inc. ...........................................................     350,350
     4,700   International Business Machines Corporation.........................     443,562
     5,800   Pitney Bowes Inc. ..................................................     243,600
                                                                                   ----------
                                                                                    1,037,512
                                                                                   ----------
             CHEMICALS -- BASIC -- 1.2%
     3,800   du Pont (E.I.) deNemours & Company..................................     261,250
     9,300   PPG Industries Inc. ................................................     432,450
                                                                                   ----------
                                                                                      693,700
                                                                                   ----------
             CHEMICALS -- SPECIALTY -- 0.7%
    12,700   Lubrizol Corporation................................................     414,338
                                                                                   ----------
             DIVERSIFIED HEALTHCARE -- 1.2%
     6,400   Becton, Dickinson & Company.........................................     402,400
    17,400   Tenet Healthcare Corporation........................................     302,325
                                                                                   ----------
                                                                                      704,725
                                                                                   ----------
             DIVERSIFIED HOLDING COMPANY -- 0.5%
    17,100   Hanson plc, ADR.....................................................     277,875
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             DOMESTIC PETROLEUM -- 1.1%
     8,200   Ashland Inc. .......................................................  $  273,675
     9,000   Murphy Oil Corporation..............................................     360,000
                                                                                   ----------
                                                                                      633,675
                                                                                   ----------
             DRUGS -- 2.6%
    10,000   Abbott Laboratories.................................................     426,250
     8,500   Bausch & Lomb Inc. .................................................     351,688
     5,900   Bristol-Myers Squibb Company........................................     429,963
     5,500   Schering-Plough Corporation.........................................     283,250
                                                                                   ----------
                                                                                    1,491,151
                                                                                   ----------
             ELECTRICAL EQUIPMENT -- 1.5%
     4,200   General Electric Company............................................     267,750
     9,000   General Signal Corporation..........................................     263,250
     5,900   Minnesota Mining & Manufacturing Company............................     333,350
                                                                                   ----------
                                                                                      864,350
                                                                                   ----------
             ELECTRONIC COMPONENTS -- 3.2%
     5,200   Avnet, Inc. ........................................................     268,450
    16,700   EMC Corporation+ ...................................................     302,688
     5,200   Harris Corporation..................................................     285,350
     4,200   Intel Corporation...................................................     252,525
     3,600   Texas Instruments Inc. .............................................     287,550
     3,100   Xerox Corporation...................................................     416,562
                                                                                   ----------
                                                                                    1,813,125
                                                                                   ----------
             ENERGY -- 0.6%
    14,300   Dresser Industries Inc. ............................................     341,413
                                                                                   ----------
             FINANCE -- 0.4%
    10,400   Paine Webber Group Inc. ............................................     205,400
                                                                                   ----------
             FOOD -- 0.6%
     5,200   Hershey Foods Corporation...........................................     334,750
                                                                                   ----------
             FOREIGN PETROLEUM -- 1.5%
     4,400   Exxon Corporation...................................................     317,900
     4,300   Royal Dutch Petroleum Company, ADR..................................     527,825
                                                                                   ----------
                                                                                      845,725
                                                                                   ----------
             HEALTH AND BEAUTY -- 0.4%
     8,200   Dial Corporation....................................................     202,950
                                                                                   ----------
             HEALTHCARE PRODUCTS -- 0.6%
     7,400   Rhone-Poulenc Rorer.................................................     336,700
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             HOUSEHOLD PRODUCTS -- 1.1%
     4,200   Clorox Company......................................................  $  299,775
     3,300   First Brands Corporation............................................     148,500
    13,100   Sunbeam-Oster Inc. .................................................     194,863
                                                                                   ----------
                                                                                      643,138
                                                                                   ----------
             INDUSTRIAL CONGLOMERATES -- 2.2%
     3,600   ITT Corporation.....................................................     446,400
     3,600   Premark International Inc. .........................................     183,150
     9,200   Trinity Industries Inc. ............................................     285,200
     4,300   TRW Inc. ...........................................................     319,812
                                                                                   ----------
                                                                                    1,234,562
                                                                                   ----------
             INSURANCE -- 2.3%
     4,400   American International Group, Inc. .................................     374,000
     1,700   General Re Corporation..............................................     256,700
     7,500   Lincoln National Corporation........................................     353,438
     3,500   Marsh & McLennan Companies Inc. ....................................     307,563
                                                                                   ----------
                                                                                    1,291,701
                                                                                   ----------
             INTERNATIONAL OIL -- MULTINATIONAL -- 2.3%
     5,300   Amoco Corporation...................................................     339,862
     4,500   Chevron Corporation.................................................     218,813
     3,900   Mobil Corporation...................................................     388,537
     5,200   Texaco Inc. ........................................................     336,050
                                                                                   ----------
                                                                                    1,283,262
                                                                                   ----------
             LONG DISTANCE -- 1.5%
     5,700   AT&T Corporation....................................................     374,775
    14,200   Sprint Corporation..................................................     497,000
                                                                                   ----------
                                                                                      871,775
                                                                                   ----------
             PAPER AND FOREST PRODUCTS -- 0.6%
     5,900   Mead Corporation....................................................     345,887
                                                                                   ----------
             PRODUCER GOODS -- MACHINERY -- 0.8%
    10,500   Briggs & Stratton Corporation.......................................     422,625
                                                                                   ----------
             REGIONAL BANKS -- 1.7%
     4,600   Chemical Banking Corporation........................................     280,025
     4,700   First Chicago Corporation...........................................     322,538
     8,000   Mellon Bank Corporation.............................................     357,000
                                                                                   ----------
                                                                                      959,563
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             RETAIL -- 1.6%
     5,000   Federated Department Stores Inc.+ .................................. $   141,875
     8,600   May Department Stores Company.......................................     376,250
     7,800   Penney (J.C.) Inc. .................................................     387,075
                                                                                  -----------
                                                                                      905,200
                                                                                  -----------
             RETAIL -- SPECIALTY -- 0.5%
     9,000   Circuit City Stores Inc. ...........................................     284,625
                                                                                  -----------
             TELECOMMUNICATIONS -- 1.3%
    11,600   Communications Satellite Corporation, Series 1......................     261,000
    10,000   General Instrument Corporation+ ....................................     300,000
     2,900   SBC Communications..................................................     159,500
                                                                                  -----------
                                                                                      720,500
                                                                                  -----------
             TELEPHONE -- 1.1%
     3,200   BellSouth Corporation...............................................     234,000
    10,000   GTE Corporation.....................................................     392,500
                                                                                  -----------
                                                                                      626,500
                                                                                  -----------
             TEXTILES -- 1.1%
    12,700   Unifi, Inc. ........................................................     311,150
     6,600   V.F. Corporation....................................................     336,600
                                                                                  -----------
                                                                                      647,750
                                                                                  -----------
             TRANSPORTATION -- SURFACE -- 0.5%
     4,100   Burlington Northern Inc. ...........................................     297,250
                                                                                  -----------
             UTILITIES -- 3.4%
    11,900   Baltimore Gas & Electric Company....................................     307,912
    14,100   Brooklyn Union Gas Company..........................................     347,213
    12,600   CINergy Corporation.................................................     351,225
    10,800   DPL Inc. ...........................................................     249,750
    10,000   Equitable Resources Inc. ...........................................     295,000
    14,100   PECO Energy Corporation.............................................     403,612
                                                                                  -----------
                                                                                    1,954,712
                                                                                  -----------
             TOTAL COMMON STOCKS (Cost $22,560,350)..............................  25,698,527
                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

PRINCIPAL                                                                            VALUE
  AMOUNT                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------
U.S. TREASURY STRIPPED SECURITIES -- 51.8%
$15,256,800  TIGR, Interest Receipt, 7.460% due 08/15/2004**.....................  $ 8,728,567
 20,000,000  TIGR, Principal Receipt, 7.440% due 08/15/2004**....................   11,442,200
 16,120,000  U.S. Treasury Strip, 7.440% due 08/15/2004**........................    9,286,892
                                                                                   -----------
             TOTAL U.S. TREASURY STRIPPED SECURITIES (Cost $26,828,595)..........   29,457,659
                                                                                   ===========
REPURCHASE AGREEMENT -- 3.5% (Cost $1,971,000)
 1,971,000   Agreement with CS First Boston Corporation, 5.870% dated 09/29/1995 to be repurchased at $1,971,964 on 10/02/1995, collateralized by
               $2,352,813 market value of U.S. Treasury Bonds at
               7.625% -- 10.750% with maturities of 05/15/2003 through
               08/15/2017........................................................    1,971,000
                                                                                   ===========
TOTAL INVESTMENTS (Cost $51,359,945*)...................................   100.5%   57,127,186
OTHER ASSETS AND LIABILITIES (NET)......................................    (0.5)     (294,998)
                                                                           -----   -----------
NET ASSETS..............................................................   100.0%  $56,832,188
                                                                           =====   ===========

---------------
 * Aggregate cost for Federal tax purposes.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.

ABBREVIATIONS:
ADR -- American Depositary Receipt
TIGR -- Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES            SEPTEMBER 30, 1995 (UNAUDITED)

ASSETS:
     Investments, at value (Cost $51,359,945) (Note 1)
       See accompanying schedule..................................                 $57,127,186
     Cash.........................................................                         725
     Receivable for investment securities sold....................                     619,202
     Unamortized organization costs (Note 5)......................                      41,458
     Dividends and interest receivable............................                      39,199
     Prepaid expense..............................................                       5,078
                                                                                   -----------
          Total Assets............................................                  57,832,848
LIABILITIES:
     Payable for investment securities purchased..................    $931,244
     Investment advisory fee payable (Note 2).....................      18,423
     Administration fee payable (Note 2)..........................      11,627
     Transfer agent fees payable (Note 2).........................       9,332
     Accrued Directors' fees and expenses (Note 2)................       2,250
     Custodian fees payable (Note 2)..............................       1,756
     Accrued expenses and other payables..........................      26,028
                                                                      --------
          Total Liabilities.......................................                   1,000,660
                                                                                   -----------
NET ASSETS........................................................                 $56,832,188
                                                                                   ===========
NET ASSETS consist of:
     Distributions in excess of net investment income earned to
      date........................................................                 $   (66,605)
     Accumulated net realized gain on investments sold............                   2,326,813
     Net unrealized appreciation of investments...................                   5,767,241
     Common Stock at par value (Note 4)...........................                       5,231
     Paid-in capital in excess of par value.......................                  48,799,508
                                                                                   -----------
          Total Net Assets........................................                 $56,832,188
                                                                                   ===========
NET ASSET VALUE PER SHARE:
  ($56,832,188 / 5,231,163 shares of common stock outstanding)....                      $10.86
                                                                                        ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)

INVESTMENT INCOME:
     Interest......................................................                 $1,036,961
     Dividends.....................................................                    327,118
                                                                                    ----------
          Total Investment Income..................................                  1,364,079
EXPENSES:
     Investment advisory fee (Note 2)..............................    $140,947
     Administration fee (Note 2)...................................      68,173
     Transfer agent fees (Note 2)..................................      41,934
     Legal and audit fees..........................................      38,594
     Custodian fees (Note 2).......................................       9,102
     Amortization of organization costs (Note 5)...................       5,528
     Directors' fees and expenses (Note 2).........................       4,508
     Other.........................................................      25,408
                                                                        -------
          Total Expenses...........................................                    334,194
                                                                                    ----------
NET INVESTMENT INCOME..............................................                  1,029,885
                                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  (NOTES 1 AND 3):
     Net realized gain on investments sold during the period.......                  2,210,780
     Net change in unrealized appreciation/depreciation of
      investments during the period................................                  4,100,103
                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................                  6,310,883
                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................                 $7,340,768
                                                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS

                                                                      SIX MONTHS
                                                                         ENDED        PERIOD
                                                                       09/30/95        ENDED
                                                                      (UNAUDITED)    03/31/95*
                                                                      -----------   -----------
Net investment income...............................................  $ 1,029,885   $ 1,500,821
Net realized gain on investments sold during the period.............    2,210,780       369,985
Net unrealized appreciation on investments during the period........    4,100,103     1,667,138
                                                                      -----------   -----------
Net increase in net assets resulting from operations................    7,340,768     3,537,944
Distributions to shareholders from net investment income............   (1,096,490)   (1,500,821)
Distributions to shareholders in excess of net investment income....           --          (843)
Distributions to shareholders from net realized gains on
  investments.......................................................           --      (253,952)
Net increase in net assets from share transactions (Note 4).........      349,684    48,355,890
                                                                      -----------   -----------
Net increase in net assets..........................................    6,593,962    50,138,218
NET ASSETS:
Beginning of period.................................................   50,238,226       100,008
                                                                      -----------   -----------
End of period (including distributions in excess of net investment
  income earned to date of $(66,605) at September 30, 1995).........  $56,832,188   $50,238,226
                                                                      ===========   ===========

---------------
* Nations Balanced Target Maturity Fund, Inc. commenced operations on June 30, 1994.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         SIX MONTHS
                                                                            ENDED        PERIOD
                                                                          09/30/95       ENDED
                                                                         (UNAUDITED)   03/31/95*
                                                                         -----------   ----------
Operating performance:
Net asset value, beginning of period...................................    $  9.67      $   9.35#
                                                                           -------      --------
Net investment income..................................................       0.20          0.29**
Net realized and unrealized gain on investments........................       1.20          0.40
                                                                           -------      --------
Net increase in net assets resulting from investment operations........       1.40          0.69
Offering expenses charged to paid-in capital...........................         --         (0.03)
Distributions:
Dividends from net investment income...................................      (0.21)        (0.29)
Distributions in excess of net investment income.......................         --         (0.00)##
Distributions from net realized capital gains..........................         --         (0.05)
                                                                           -------      --------
Total distributions....................................................      (0.21)        (0.34)
                                                                           -------      --------
Net asset value, end of period.........................................    $ 10.86      $   9.67
                                                                           =======      ========
Market value, end of period............................................    $ 9.000      $  8.500
                                                                           =======      ========
Total investment return++..............................................       8.24%        (5.54)%
                                                                           =======      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...................................    $56,832      $ 50,238
Ratio of operating expenses to average net assets......................       1.22%+        1.10%+
Ratio of net investment income to average net assets...................       3.77%+        4.12%+
Portfolio turnover rate................................................         21%           25%

---------------
  * Nations Balanced Target Maturity Fund, Inc. commenced operations on June 30, 1994.
 ** Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
  + Annualized.
 ++ Total return represents aggregate total return for the period based on market value.
  # Initial offering price net of sales commissions of $0.65 per share.
 ## Value represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                SEPTEMBER 30, 1995

1.  SIGNIFICANT ACCOUNTING POLICIES.

     Nations Balanced Target Maturity Fund, Inc. (the "Company") was incorporated under the laws of the State of Maryland on March 23, 1994 and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company commenced operations on June 30, 1994. The policies described below are followed by the Company in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

     PORTFOLIO VALUATION: Securities traded on a recognized stock exchange are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued on the basis of the closing over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the investment adviser under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: The Company may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Company takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Company to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Company's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Company's holding period. In the event of counterparty default, the Company has the right to use the collateral to offset losses incurred. There is potential loss to the Company in the event the Company is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Company seeks to assert its rights. The Company's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Company enters into repurchase agreements to evaluate potential risks.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date. Realized gains and losses are computed on the specific identification of securities sold. Interest income, adjusted for amortization of discounts and premiums on investments under the yield to maturity method, is earned from settlement date and is recorded on the accrual basis. Discount on zero coupon securities is accreted under the effective yield method. Dividend income is recorded on the ex-dividend date.

     DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Company to pay quarterly distributions from net investment income to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed at least once annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon which will result in federal tax consequences. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company.

     FEDERAL INCOME TAXES: It is the policy of the Company to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 1995

Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS.

     The Company has entered into an investment advisory agreement (the "Advisory Agreement") with NationsBank, N.A. ("NationsBank"), as successor to NationsBank of North Carolina, N.A., a wholly owned subsidiary of NationsBank Corporation. Under the terms of the Advisory Agreement, the Company pays a fee equal to an annual rate of 0.30% of the Company's average weekly net investment in Zero Coupon (Stripped) Treasuries plus 0.75% of the Company's average weekly net investment in assets other than Zero Coupon (Stripped) Treasuries.

     NationsBank is the Company's Administrator. The daily administration of the Company is conducted by or under the direction of officers of NationsBank, as Administrator, subject to review by the Company's Board of Directors.

     Pursuant to an administration agreement (the "Administration Agreement") with NationsBank, the Company has retained NationsBank to supervise the overall day-to-day operations of the Company (in addition to rendering investment advice) and provide various types of administrative services to the Company. Under the terms of the Administration Agreement, NationsBank also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. In addition, NationsBank pays the salaries of all personnel, including officers of the Company, who are employees of NationsBank.

     As full compensation for the administrative services furnished to the Company and expenses of the Company assumed by NationsBank, the Company pays NationsBank a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

     NationsBank has entered into a Sub-Administration Agreement with The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, Inc. (the "Sub-Administrator"), pursuant to which the Sub-Administrator provides certain administrative services in support of the operations of the Company. The fees of the Sub-Administrator are paid by NationsBank out of the fees paid to NationsBank by the Company pursuant to the Administration Agreement.

     No officer, director or employee of NationsBank, or any affiliate thereof, receives any compensation from the Company for serving as a Director or officer of the Company. The Company pays each Director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

     NationsBank of Texas, N.A. serves as the custodian of the Company's assets. TSSG serves as the transfer agent and dividend disbursing agent for the Company.

3.  SECURITIES TRANSACTIONS.

     For the six months ended September 30, 1995, the cost of purchases and proceeds from sales of investment securities (excluding long-term U.S. government securities and short-term investments) aggregated $10,830,839 and $12,292,030, respectively.

     At September 30, 1995, gross unrealized appreciation and depreciation for tax purposes was $6,054,226 and $286,985, respectively.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 1995

4.  PORTFOLIO SHARES.

     At September 30, 1995, 1,000,000,000 shares of common stock, $.001 par value, were authorized.

     The Company sold a total of 5,137,601 shares of common stock in the initial public offering. Proceeds to the Company, before the expenditures of underwriting commissions of $3,339,441, of which $805,466 and $2,522,275 was paid to Stephens Inc. and Nations Securities, Inc., an affiliate of NationsBank, respectively, amounted to $51,376,010. This expenditure has been charged against paid-in capital.

     The Board of Directors of the Company has approved a plan that gives the Company the flexibility to engage in occasional repurchases of its outstanding common stock. Accordingly, shareholders are notified that from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the six months ended September 30, 1995, the Company did not repurchase shares of its common stock in the open market.

     Common stock transactions were as follows:

                                                      SIX MONTHS ENDED         PERIOD ENDED
                                                           9/30/95              03/31/95*+
                                                      -----------------   -----------------------
                                                      SHARES    AMOUNT     SHARES       AMOUNT
                                                      -------------------------------------------
Initial public offering.............................      --         --   5,137,601   $51,376,010
Underwriting commissions............................      --         --          --    (3,339,441)
Stock issuance costs................................      --         --          --      (134,436)
Issued as reinvestment of dividends.................  33,395   $349,684      49,471       453,757
                                                      ------   --------   ---------   -----------
Total increase......................................  33,395   $349,684   5,187,072   $48,355,890
                                                      ======   ========   =========   ===========

---------------
* The Company commenced operations on June 30, 1994.
+ On June 10, 1994, the Company sold a total of 10,696 shares of common stock to Stephens Inc. Proceeds to the Company amounted to $100,008. On June 23, 1994, the Company commenced selling shares to the public. Stock issuance costs, which totalled $134,436, were charged directly against the proceeds of the offering.

5.  ORGANIZATION COSTS.

     The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for the Company.

6.  SUBSEQUENT EVENT.

     As of November 1, 1995, The Shareholder Services Group, Inc. will be known as First Data Investor Services Group, Inc.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 1995

7.  QUARTERLY RESULTS OF OPERATIONS.

     The following is a summary of quarterly results of operations:
                                                                                                                 NET
                                                                                                         INCREASE/(DECREASE)
                                                                                 NET REALIZED AND           IN NET ASSETS
                                INVESTMENT              NET INVESTMENT        UNREALIZED GAIN/(LOSS)        RESULTING FROM
                                  INCOME                    INCOME                ON INVESTMENTS              OPERATIONS
                          ----------------------    ----------------------    ----------------------    ----------------------
QUARTER ENDED               TOTAL      PER SHARE      TOTAL      PER SHARE      TOTAL      PER SHARE      TOTAL      PER SHARE
------------------------------------------------------------------------------------------------------------------------------
September 30, 1994......  $  652,204     $0.13      $  518,165     $0.10      $ (667,807)   $(0.13)     $ (149,642)   $(0.03)
December 31, 1994.......     643,454      0.12         509,153      0.10        (574,227)    (0.11)        (65,074)    (0.01)
March 31, 1995..........     605,331      0.12         473,503      0.09       3,279,157      0.64       3,752,660      0.73
                          ----------     -----      ----------     -----      ----------    ------      ----------    ------
Total...................  $1,900,989     $0.37      $1,500,821     $0.29      $2,037,123    $ 0.40      $3,537,944    $ 0.69
                          ==========     =====      ==========     =====      ==========    ======      ==========    ======

June 30, 1995...........  $  663,118     $0.13      $  513,167     $0.10      $4,520,212    $ 0.86      $5,033,379    $ 0.96
September 30, 1995......     700,961      0.13         516,718      0.10       1,790,671      0.34       2,307,389      0.44
                          ----------     -----      ----------     -----      ----------    ------      ----------    ------
Total...................  $1,364,079     $0.26      $1,029,885     $0.20      $6,310,883    $ 1.20      $7,340,768    $ 1.40
                          ==========     =====      ==========     =====      ==========    ======      ==========    ======


Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN

THE PLAN

     The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest your dividends and capital gains distributions in shares of the Company.

PARTICIPATION

     Shareholders of record will receive their dividends in cash unless they have instructed TSSG (the "Plan Agent"), acting as agent for each participant in the Plan, in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by TSSG, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN (CONTINUED)

     If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company itself may in its discretion issue the required shares.

NO SERVICE FEE TO REINVEST

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o The Shareholder Services Group, Inc., P.O. Box 1376, Boston, MA 02104,
(800) 331-1710.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   MEETING OF STOCKHOLDERS

     On April 28, 1995, the Company held its Annual Meeting of Stockholders. The following directors were elected by the following votes: (i) William H.
Grigg -- 2,564,783.966 For, 134,111.97 Against; (ii) Thomas F.
Keller -- 2,566,136.981 For, 132,758.957 Against; (iii) A. Max
Walker -- 2,567,503.038 For, 131,392.900 Against; in the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending March 31, 1996, was ratified by the following votes: 2,436,178.323 For, 66,250.811 Against, 196,466.804 Abstaining.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   STOCK REPURCHASE PROGRAM

     The Board of Directors of the Company has approved a plan that gives the Company the flexibility to engage in occasional repurchases of its outstanding common stock. Accordingly, shareholders are notified that from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount.

                                                           ------------------
PO Box 9654                                                    BULK RATE
Providence, RI 02940-9654                                     U.S. POSTAGE
Toll Free 1-800-982-2271                                          PAID
                                                               BOSTON, MA
                                                               PERMIT NO.
                                                                 54201
                                                           ------------------




BTM-9/95